EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Global Entertainment Holdings, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary Rasmussen, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Global Entertainment Holdings, Inc.

March 11, 2009	By:	/s/ Gary Rasmussen
Gary Rasmussen
Chief Executive Officer